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                                                                   EXHIBIT 10(d)


                                                              AMERICAN
                                                                |GENERAL
                                                                |FINANCIAL GROUP




                    VARIABLE UNIVERSAL LIFE INSURANCE
                    SUPPLEMENTAL APPLICATION

                    AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL") Home Office: Houston, Texas

                    Member of American General Financial Group. American General Financial Group is a marketing name for American General Corporation and its subsidiaries.

                    (This supplement must accompany the appropriate application for life insurance.)

Applicant Information -- Supplement to the application on the life of

                    ------------------------     ----------------------------
                    Name of proposed insured     Date of application for life
                                                 insurance

Initial Allocation Percentages

Allocation Styles   By selecting an Allocation Style below, you agree to
                    allocate 100% of your premium as designated in the most recent publication of Platinum Investor VUL Allocation
                    Styles.

                    [ ] Capital preservation     [ ] Income and growth    [ ] Growth and income  [ ] Growth
                    [ ] Aggressive growth        [ ] All equity           [ ] _________________  [ ] ______

                    NOTE: If an Allocation Style is selected, the deduction of monthly account charges will be allocated in the same percentage as the premium allocation.

----------------------------------------------------------------------------------------------------------------------------------
                    This section to be completed only if an Allocation Style has not been chosen.

Investment Options  In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
                    Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                              PREMIUM    DEDUCTION                                            PREMIUM     DEDUCTION
                                             ALLOCATION  ALLOCATION                                          ALLOCATION   ALLOCATION
                                             ----------  ----------                                          ----------   ----------
AGL Declared Fixed Interest Account (125)    ____%       ____%     NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
                                                                   International Equities Division (128)           ____%    ____%
AIM VARIABLE INSURANCE FUNDS                                       MidCap Index Division (129)                     ____%    ____%
AIM V.I. International Equity Division (126) ____%       ____%     Money Market Division (130)                     ____%    ____%
AIM V.I. Value Division (127)                ____%       ____%     Nasdaq-100 Index Division (225)                 ____%    ____%
                                                                   Science & Technology Division (227)             ____%    ____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                         Small Cap Index Division (226)                  ____%    ____%
VP Value Division (224)                      ____%       ____%     Stock Index Division (131)                      ____%    ____%

AYCO SERIES TRUST                                                  PIMCO VARIABLE INSURANCE TRUST
Ayco Large Cap Growth Fund I Division (228)  ____%       ____%     PIMCO Real Return Bond Division (243)           ____%    ____%
                                                                   PIMCO Short-Term Bond Division (242)            ____%    ____%
DREYFUS INVESTMENT PORTFOLIOS                                      PIMCO Total Return Bond Division (244)          ____%    ____%
MidCap Stock Division (229)                  ____%       ____%
                                                                   PUTNAM VARIABLE TRUST
DREYFUS VARIABLE INVESTMENT FUND                                   Putnam VT Diversified Income Division (137)     ____%    ____%
Quality Bond Division (132)                  ____%       ____%     Putnam VT Growth & Income Division (138)        ____%    ____%
Small Cap Division (133)                     ____%       ____%     Putnam VT Int'l Growth & Income Division (139)  ____%    ____%

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS                         SAFECO RESOURCE SERIES TRUST
VIP Asset Manager Division (233)             ____%       ____%     Equity Division (140)                           ____%    ____%
VIP Contrafund Division (232)                ____%       ____%     Growth Opportunities Division (141)             ____%    ____%
VIP Equity-Income Division (230)             ____%       ____%
VIP Growth Division (231)                    ____%       ____%     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                                                   Equity Growth Division (135)                    ____%    ____%
JANUS ASPEN SERIES - SERVICE SHARES                                High Yield Division (136)                       ____%    ____%
Aggressive Growth Division (236)             ____%       ____%
International Growth Division (234)          ____%       ____%     VANGUARD VARIABLE INSURANCE FUND
Worldwide Growth Division (235)              ____%       ____%     High Yield Bond Division (245)                  ____%    ____%
                                                                   REIT Index Division (246)                       ____%    ____%
J.P. MORGAN SERIES TRUST II
J.P. Morgan Small Company Division (237)     ____%       ____%     VAN KAMPEN LIFE INVESTMENT TRUST
                                                                   Strategic Stock Division (142)                  ____%    ____%
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (239)     ____%       ____%     WARBURG PINCUS TRUST
MFS Emerging Growth Division (134)           ____%       ____%     Small Company Growth Division (247)             ____%    ____%
MFS New Discovery Division (240)             ____%       ____%
MFS Research Division (238)                  ____%       ____%     Other:_____________________________             ____%    ____%
                                                                                                                    100%     100%
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Mid-Cap Growth Division (241)                ____%       ____%
----------------------------------------------------------------------------------------------------------------------------------

                                                                     Page 1 of 3
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Dollar Cost Averaging

Dollar Cost  ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE)  An amount can be
Averaging    systematically transferred from the Money Market Division and transferred to one or more of the investment options below. The AGL
             Declared Fixed Interest Account is not available for Dollar Cost
             Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.


             Day of the month for transfers:            (Choose a day of the month between 1-28.)
             --------------------------------------     -----------------------------------------
             Frequency of transfers:   [ ] Monthly  [ ] Quarterly  [ ] Semiannually  [ ] Annually
             -----------------------   -----------  -------------  ----------------  ------------
             Transfer $                                       ($100 minimum, Whole Dollars Only)
             -------------------------------------------      -----------------------------------

                                                            PREMIUM                                                        PREMIUM
                                                           ALLOCATION                                                     ALLOCATION
                                                           ----------                                                     ----------
             AIM VARIABLE INSURANCE FUNDS                                NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
             AIM V.I. International Equity Division (126) $_________     International Equities Division (128)            $_________
             AIM V.I. Value Division (127)                $_________     MidCap Index Division (129)                      $_________
                                                                         Nasdaq-100 Index Division (225)                  $_________
             AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                  Science & Technology Division (227)              $_________
             VP Value Division (224)                      $_________     Small Cap Index Division (226)                   $_________
                                                                         Stock Index Division (131)                       $_________
             AYCO SERIES TRUST
             Ayco Large Cap Growth Fund I Division (228)  $_________     PIMCO VARIABLE INSURANCE TRUST
                                                                         PIMCO Real Return Bond Division (243)            $_________
             DREYFUS INVESTMENT PORTFOLIOS                               PIMCO Short-Term Bond Division (242)             $_________
             MidCap Stock Division (229)                  $_________     PIMCO Total Return Bond Division (244)           $_________

             DREYFUS VARIABLE INVESTMENT FUND                            PUTNAM VARIABLE TRUST
             Quality Bond Division (132)                  $_________     Putnam VT Diversified Income Division (137)      $_________
             Small Cap Division (133)                     $_________     Putnam VT Growth & Income Division (138)         $_________
                                                                         Putnam VT Int'l Growth & Income Division (139)   $_________
             FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
             VIP Asset Manager Division (233)             $_________     SAFECO RESOURCE SERIES TRUST
             VIP Contrafund Division (232)                $_________     Equity Division (140)                            $_________
             VIP Equity-Income Division (230)             $_________     Growth Opportunities Division (141)              $_________
             VIP Growth Division (231)                    $_________
                                                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
             JANUS ASPEN SERIES - SERVICE SHARES                         Equity Growth Division (135)                     $_________
             Aggressive Growth Division (236)             $_________     High Yield Division (136)                        $_________
             International Growth Division (234)          $_________
             Worldwide Growth Division (235)              $_________     VANGUARD VARIABLE INSURANCE FUND
                                                                         High Yield Bond Division (245)                   $_________
             J.P. MORGAN SERIES TRUST II                                 REIT Index Division (246)                        $_________
             J.P. Morgan Small Company Division (237)     $_________
                                                                         VAN KAMPEN LIFE INVESTMENT TRUST
             MFS VARIABLE INSURANCE TRUST                                Strategic Stock Division (142)                   $_________
             MFS Capital Opportunities Division (239)     $_________
             MFS Emerging Growth Division (134)           $_________     WARBURG PINCUS TRUST
             MFS New Discovery  Division (240)            $_________     Small Company Growth Division (247)              $_________
             MFS Research Division (238)                  $_________
                                                                         Other:______________________________             $_________
             NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
             Mid-Cap Growth Division (241)                $_________


Automatic Rebalancing

Automatic    ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE)  Variable division
Rebalancing  assets will be automatically rebalanced based on the premium percentages designated on Page 1 of this form. If the AGL Declared
             Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

             CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY: [ ]Quarterly [ ]Semiannually [ ]Annually

             NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

Modified Endowment Contract

Contract If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the United States Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                        [ ] YES [ ] NO

                                                                     Page 2 of 3
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Telephone Authorization

                     I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future purchase payments and monthly deductions given by:

Initial appropriate  [   ] Policy Owner(s)-- if Joint Owners, either of us
box here:                  acting independently.

                     [   ] Policy Owner(s) or the Agent/Registered
                           Representative who is appointed to represent AGL and the firm authorized to service my policy.


                     AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

                     [    ] INITIAL HERE TO DECLINE THE ABOVE TELEPHONE
                            AUTHORIZATION.

Suitability

All questions must
be answered.

                     1.  Have you, the Proposed Insured or Owner
                         (if different), received the variable
                         universal life insurance policy prospectus
                         and the prospectuses describing the investment
                         options?                              [ ] yes  [ ] no

                         (If "yes," please furnish the Prospectus dates.) Variable Universal Life Insurance
                         Policy Prospectus:            ___________
                         Supplements (if any):         ___________

                     2.  Do you understand that under the Policy
                         applied for:
                         a.  THE AMOUNT OR DURATION OF THE DEATH
                             BENEFIT MAY INCREASE OR DECREASE,
                             DEPENDING ON THE INVESTMENT EXPERIENCE
                             OF THE SEPARATE ACCOUNT?          [ ] yes  [ ] no

                         b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE
                             DEDUCTIONS?                       [ ] yes  [ ] no

                         c. THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR THE ACCUMULATION OF
                             VALUES IN THE SEPARATE ACCOUNT?   [ ] yes  [ ] no

                     3. Do you believe the Policy you selected meets your insurance and investment objectives and your
                         anticipated financial needs?          [ ] yes  [ ] no

Your Signature

Signatures           Signed at (city, state)
                     -----------------------------------------------------------
                     Print name of Broker/Dealer
                     -----------------------------------------------------------
                     X Registered representative    State license #    Date
                     ------------------------------ ------------------ ---------
                     X Primary proposed insured                        Date
                     ------------------------------------------------- ---------
                     X Owner                                           Date
                     ------------------------------------------------- ---------
                     (If different from Proposed Insured)

                     X Joint Owner                                     Date
                     ------------------------------------------------- ---------
                     (If applicable)
                                                                     Page 3 of 3